American Residential Eagle Bond Trust 1999-1                Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1         Norwest Bank Minnesota, N.A.
                                                            Securities Administration Services
Record Date:       31-July-1999                             7485 New Horizon Way
Distribution Date: 25-Aug-1999                              Frederick, MD  21703
                                                            Telephone: (301) 846-8130
                                                            Facsimile: (301) 846-8152



                                  EXHIBIT 10.1

                     Certificateholder Distribution Summary

========================================================================================================
                                Certificate  Certificate h     Beginning
                                   Class     Pass-Through    Certificate     Interest       Principal
     Class           CUSIP      Description      Rate          Balance     Distribution   Distribution
========================================================================================================
       A           02926NAA4       SEQ            5.51375%  217,681,899.64  1,000,202.98   3,722,213.54
   INV_CERT        ARE991INV       SUB            0.00000%    5,316,432.67    528,700.14           0.00
========================================================================================================
Totals                                                      222,998,332.31  1,528,903.12   3,722,213.54
========================================================================================================


========================================================================================
                                 Current       Ending                      Cumulative
                                Realized     Certificate       Total        Realized
     Class           CUSIP        Loss         Balance      Distribution     Losses
========================================================================================
       A           02926NAA4          0.00  213,959,686.10  4,722,416.52           0.00
   INV_CERT        ARE991INV          0.00    5,316,432.67    528,700.14           0.00
========================================================================================
Totals                                0.00  219,276,118.77  5,251,116.66           0.00
========================================================================================

All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee


Edward M. Frere, Jr.
Vice President, Norwest Bank Minnesota, N.A.

01-Sept-1999      3:32PM

American Residential Eagle Bond Trust 1999-1                Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1         Norwest Bank Minnesota, N.A.
                                                            Securities Administration Services
Record Date:       31-July-1999                             7485 New Horizon Way
Distribution Date: 25-Aug-1999                              Frederick, MD  21703
                                                            Telephone: (301) 846-8130
                                                            Facsimile: (301) 846-8152


                        Principal Distribution Statement


===========================================================================================
                                  Beginning      Scheduled   Unscheduled
                Original Face    Certificate     Principal    Principal
    Class           Amount         Balance      Distribution Distribution    Accretion
===========================================================================================
      A         229,000,000.00  217,681,899.64         0.00  3,722,213.54           0.00
   INV_CERT       7,285,896.30    5,316,432.67         0.00          0.00           0.00
===========================================================================================
    Totals      236,285,896.30  222,998,332.31         0.00  3,722,213.54           0.00
===========================================================================================


=======================================================================================
                                 Total          Ending         Ending        Total
                 Realized      Principal      Certificate    Certificate   Principal
    Class         Loss(1)      Reduction        Balance      Percentage  Distribution
=======================================================================================
      A                 0.00  3,722,213.54   213,959,686.10  0.93432177   3,722,213.54
   INV_CERT             0.00          0.00     5,316,432.67  0.72968822           0.00
=======================================================================================
    Totals              0.00  3,722,213.54   219,276,118.77  0.92801188   3,722,213.54
=======================================================================================

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1         Norwest Bank Minnesota, N.A.
                                                            Securities Administration Services
Record Date:       31-July-1999                             7485 New Horizon Way
Distribution Date: 25-Aug-1999                              Frederick, MD  21703
                                                            Telephone: (301) 846-8130
                                                            Facsimile: (301) 846-8152


                    Principal Distribution Factors Statement


========================================================================================
                                  Beginning      Scheduled   Unscheduled
                Original Face    Certificate     Principal    Principal
   Class(2)         Amount         Balance      Distribution Distribution    Accretion
========================================================================================
      A         229,000,000.00    950.57598096   0.00000000   16.25420760     0.00000000
   INV_CERT       7,285,896.30    729.68821557   0.00000000    0.00000000     0.00000000
========================================================================================


========================================================================================
                                  Total          Ending         Ending        Total
                  Realized      Principal      Certificate    Certificate   Principal
   Class(2)        Loss(3)      Reduction        Balance      Percentage  Distribution
========================================================================================
      A            0.00000000   16.25420760     934.32177336  0.93432177    16.25420760
   INV_CERT        0.00000000    0.00000000     729.68821557  0.72968822     0.00000000
========================================================================================

(2)   All Denominations Are Per $1,000.

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1         Norwest Bank Minnesota, N.A.
                                                            Securities Administration Services
Record Date:       31-July-1999                             7485 New Horizon Way
Distribution Date: 25-Aug-1999                              Frederick, MD  21703
                                                            Telephone: (301) 846-8130
                                                            Facsimile: (301) 846-8152


                         Interest Distribution Statement


===========================================================================================
                                                Beginning                    Payment of
                                 Current      Certificate/     Current         Unpaid
                 Original      Certificate      Notional       Accrued        Interest
    Class       Face Amount        Rate          Balance       Interest      Shortfall
===========================================================================================
      A        229,000,000.00      5.51375%   217,681,899.64   1,000,202.98          0.00
INV_CERT         7,285,896.30      0.00000%     5,316,432.67           0.00          0.00
Totals         236,285,896.30                                  1,000,202.98          0.00
===========================================================================================


=========================================================================================
                             Non-                              Remaining       Ending
                Current   Supported                  Total       Unpaid      Certificate/
                Interest  Interest   Realized      Interest     Interest      Notional
    Class       Shortfall Shortfall Losses(4)   Distribution   Shortfall      Balance
=========================================================================================
      A            0.00       0.00       0.00    1,000,202.98        0.00  213,959,686.10
INV_CERT           0.00       0.00       0.00      528,700.14        0.00   5,316,432.67
Totals             0.00       0.00       0.00    1,528,903.12        0.00
=========================================================================================

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1         Norwest Bank Minnesota, N.A.
                                                            Securities Administration Services
Record Date:       31-July-1999                             7485 New Horizon Way
Distribution Date: 25-Aug-1999                              Frederick, MD  21703
                                                            Telephone: (301) 846-8130
                                                            Facsimile: (301) 846-8152


                     Interest Distribution Factors Statement


============================================================================================
                                                Beginning                      Payment of
                  Original        Current      Certificate/       Current        Unpaid
                 Face Amount    Certificate      Notional         Accrued       Interest
   Class(5)                        Rate          Balance         Interest       Shortfall
============================================================================================
      A         229,000,000.00      5.51375%    950.57598096       4.36769860   0.00000000
   INV_CERT       7,285,896.30      0.00000%    729.68821557       0.00000000   0.00000000
============================================================================================


=================================================================================================
                              Non-Supported                            Remaining      Ending
                  Current      Supported                    Total      Unpaid      Certificate/
                  Interest      Interest    Realized      Interest     Interest      Notional
   Class(5)      Shortfall     Shortfall    Losses(6)   Distribution   Shortfall      Balance
=================================================================================================
      A           0.00000000    0.00000000  0.00000000     4.36769860  0.00000000   934.32177336
   INV_CERT       0.00000000    0.00000000  0.00000000    72.56487304  0.00000000   729.68821557
=================================================================================================

(5)   All Denominations Are Per $1,000.

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1         Norwest Bank Minnesota, N.A.
                                                            Securities Administration Services
Record Date:       31-July-1999                             7485 New Horizon Way
Distribution Date: 25-Aug-1999                              Frederick, MD  21703
                                                            Telephone: (301) 846-8130
                                                            Facsimile: (301) 846-8152


                      Certificateholder Component Statement

===================================================================================================================================
                   Component       Beginning Notional    Ending Notional  Beginning Component  Ending Component   Ending Component
      Class    Pass-Through Rate         Balance             Balance            Balance             Balance          Percentage
===================================================================================================================================
       FSA       1,200.00000%           41,722.36           41,008.94            0.00                0.00           93.43217061%
===================================================================================================================================

American Residential Eagle Bond Trust 1999-1                Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1         Norwest Bank Minnesota, N.A.
                                                            Securities Administration Services
Record Date:       31-July-1999                             7485 New Horizon Way
Distribution Date: 25-Aug-1999                              Frederick, MD  21703
                                                            Telephone: (301) 846-8130
                                                            Facsimile: (301) 846-8152


                       Certificateholder Account Statement


====================================================================

                        CERTIFICATE ACCOUNT

Beginning Balance                                              0.00
Deposits
     Payments of Interest and Principal                5,470,542.96
     Liquidations, Insurance Proceeds, Reserve Funds           0.00
     Proceeds from Repurchased Loans                           0.00
     Other Amounts (Servicer Advances)                         0.00
     Realized Losses                                    (28,450.17)
                                                       ------------

Total Deposits                                         5,442,092.79


Withdrawals
     Reimbursement for Servicer Advances                       0.00
     Payment of Service Fee                              190,976.13
     Payment of Interest and Principal                 5,251,116.66
                                                       ------------

Total Withdrawals (Pool Distribution Amount)           5,442,092.79


Ending Balance                                                 0.00
                                                       ============

====================================================================


================================================================================

                                 OTHER ACCOUNTS

                             Beginning       Current     Current      Ending
        Account Type          Balance      Withdrawals   Deposits     Balance
--------------------------------------------------------------------------------
Financial Guaranty             0.00           0.00         0.00        0.00

================================================================================


======================================================================

                    PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                  0.00
Servicing Fee Support                                            0.00
                                                                 ----
Non-Supported Prepayment/Curtailment Interest Shortfall          0.00
                                                                 ====

======================================================================


======================================================================

                                 SERVICING FEES

Gross Servicing Fee                                         92,915.96
Trustee Fee - Norwest Bank Minnesota, N.A.                   1,000,00
FSA Insurance Premium                                       41,722.36
Management Fee                                                 929.17
Mortgage Insurance Premium                                  54,408.64
Supported Prepayment/Curtailment Interest Shortfall              0.00
                                                           ----------
Net Servicing Fee                                          190,976.13
                                                           ==========

======================================================================

American Residential Eagle Bond Trust 1999-1                Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1         Norwest Bank Minnesota, N.A.
                                                            Securities Administration Services
Record Date:       31-July-1999                             7485 New Horizon Way
Distribution Date: 25-Aug-1999                              Frederick, MD  21703
                                                            Telephone: (301) 846-8130
                                                            Facsimile: (301) 846-8152


================================================================================

           CERTIFICATEHOLDER DELINQUENCY/CREDIT ENHANCEMENT STATEMENT
                               DELINQUENCY STATUS

                                                        Percentage Delinquent
                                                               Based On
                                                       ----------------------
                         Current        Unpaid
                        Number Of      Principal        Number         Unpaid
                          Loans         Balance        of Loans        Balance
                        ---------     -----------     ----------      ---------
30 Days                     52       5,615,607.00      2.758621%     2.560975%
60 Days                     17       2,225,326.00      0.901857%     1.014851%
90+ Days                    23       2,559,983.00      1.220159%     1.167470%
Foreclosure                 55       6,577,887.00      2.917772%     2.999819%
REO                         11       1,218,186.00      0.583554%     0.555549%
                           ---      -------------      --------      --------

Totals                     158      18,196,989.00      8.381963%     8.298664%


Current Period Realized Loss - Includes Interest Shortfall       0.00
Cumulative Realized Losses - Includes Interest Shortfall    64,278.18
Current Period Class A Insufficient Funds                        0.00
Principal Balance of Contaminated Properties                     0.00
Periodic Advance                                                 0.00

================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                        SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

                   Original $        Original %         Current $        Current %       Current Class %       Next Prepayment %
                   ----------        ----------         ---------        ---------       ---------------       -----------------
Class A           7,285,896.30       3.08350876%      5,316,432.67      2.42453793%        97.575462%              0.000000%

Please Refer to Prospectus Supplement for a Full Description of Loss Exposure.
-----------------------------------------------------------------------------------------------------------------------------------

American Residential Eagle Bond Trust 1999-1                Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1         Norwest Bank Minnesota, N.A.
                                                            Securities Administration Services
Record Date:       31-July-1999                             7485 New Horizon Way
Distribution Date: 25-Aug-1999                              Frederick, MD  21703
                                                            Telephone: (301) 846-8130
                                                            Facsimile: (301) 846-8152


===========================================================================================
                                   COLLATERAL STATEMENT

Collateral Description                                           Fixed Mixed & ARM Balloon


Weighted Average Gross Coupon                                                    9.408121%
Weighted Average Net Coupon                                                      8.903121%
Weighted Average Pass-Through Rate                                               8.380439%
Weighted Average Maturity (Stepdown Calculation)                                       324

Beginning Scheduled Collateral Loan Count                                            1,918
Number of Loans Paid in Full                                                            33
Ending Scheduled Collateral Loan Count                                               1,885

Beginning Scheduled Collateral Balance                                      222,998,332.31
Ending Scheduled Collateral Balance                                         219,276,118.77
Ending Actual Collateral Balance at 31-July-1999                            219,276,118.77
Monthly P&I Constant                                                          1,838,466.01
Class A Optimal Amount                                                        4,764,138.88
Ending Scheduled Balance for Premium Loans                                  219,276,118.77

Scheduled Principal                                                             144,545.20
Unscheduled Principal                                                         3,549,218.17

Required Overcollateralized Amount                                            5,316,432.67
Overcollateralized Increase Amount                                                    0.00
Overcollateralized Reduction Amount                                                   0.00
Specified O/C Amount                                                          5,316,432.67
Overcollateralized Amount                                                     5,316,432.67
Overcollateralized Deficiency Amount                                                  0.00
Base Overcollateralization Amount                                             5,316,432.67

Extra Principal Distribution Amount                                                   0.00
Excess Cash Amount                                                              558,150.31

===========================================================================================
Bankruptcy                                                         23        $2,554,323.00
Bankruptcies are included in the 30, 60 and 90 day
 delinquencies
===========================================================================================